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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 20, 2006

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                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         Indiana                        000-21671                35-1887991
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

               (b) On July 20, 2006 Dr. Benjamin Lantz, Jr., a director of The National Bank of Indianapolis Corporation (the "Corporation"), announced that he will retire as a director of the Corporation and its wholly-owned subsidiary, The National Bank of Indianapolis, effective upon the expiration of his term as a director of the Corporation at the annual meeting of shareholders in June 2007. Dr. Lantz did not cite any disagreement with the Corporation in announcing his intention not to stand for re-election.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 21, 2006

                                          THE NATIONAL BANK OF
                                          INDIANAPOLIS CORPORATION

                                          By: /s/ Debra L. Ross
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                                              Debra L. Ross
                                              Chief Financial Officer